                                                                     EXHIBIT 4.1

                       [STOCK CERTIFICATE APPEARS HERE]

                         [CARESIDE LOGO APPEARS HERE]
                                                              CUSIP 141728 10 5

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This Certifies that



is the owner of
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            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $.01 PER SHARE, OF
                                CARESIDE, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    Witness the facsimile signatures of its duly authorized officers.

Dated


   /s/Thomas H. Grove                   /s/W. Vickery Stoughton
       SECRETARY                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER


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                                CARESIDE, INC.

     The record holder of this Certificate may obtain from the Secretary of the Corporation, upon request and without charge, a full statement of the designations, relative rights, preferences and limitations of the shares of each class authorized to be issued; the designations, relative rights, preferences and limitations of each series of preferred shares authorized to be issued so far as the same have been fixed; and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series.

     The following abbreviations, when used in the inscription on the face of the certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM-  as tenants in common               UNIF GIFT MIN ACT- ________________________ Custodian _______________________
          TEN ENT-  as tenants by the entireties                                    (Cust)                             (Minor)
           JT TEN-  as joint tenants with                                  under Uniform Gifts to Minors
                    right of survivorship and
                    not as tenants in common                               Act _____________________________________________________
                                                                                                    (State)

    Additional abbreviations may also be used though not in the above list.

     For Value received ___________________________________ hereby sell, assign and transfer unto.

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
___________________________________________

________________________________________________________________________________

________________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _________________________        X ______________________________________

                                        X ______________________________________
                                          NOTICE: THE SIGNATURE(S) TO THE
                                          ASSIGNMENT MUST CORRESPOND WITH THE
                                          NAME(S) AS WRITTEN UPON THE FACE OF
                                          THE CERTIFICATE. IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT, OR
                                          ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED: ___________________________________________
                      THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                      ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                      STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                      AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                      APPROVED SIGNATURE GUARANTEE MEDALLION
                      PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.